SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2005
Youbet.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California		91367

(Address of principal executive offices)		(Zip Code)
(818) 668-2100

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit 99.1

Item 8.01. Other Events.
     On December 1, 2005, Youbet issued a press release announcing its agreement to acquire United Tote Company. A copy of this press release is attached hereto as Exhibit 99.1.
     The press release contains disclosure of earnings before interest, taxes, depreciation and amortization (EBITDA), which is not a measure of performance calculated in accordance with accounting principles generally accepted in the United States (GAAP). The press release contains a tabular reconciliation of EBITDA to Net Income, the GAAP financial measure most directly comparable to EBITDA and disclosure regarding management’s uses for EBITDA.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:
99.1	Press release dated December 1, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.
Date: December 1, 2005	By /s/ Charles Champion
Charles Champion
President and Chief Executive Officer